Exhibit 99.1
Fabrinet Announces Second Quarter Fiscal Year 2022 Financial Results
•Record Second Quarter Revenue of $566.6 Million Exceeds Guidance
•Record GAAP and Non-GAAP Net Income per Share Exceed Guidance
BANGKOK, Thailand – January 31, 2022 – Fabrinet (NYSE: FN), a leading provider of advanced optical packaging and precision optical, electro-mechanical and electronic manufacturing services to original equipment manufacturers of complex products, today announced its financial results for its second fiscal quarter ended December 24, 2021.
Seamus Grady, Chief Executive Officer of Fabrinet, said, “We had an excellent second quarter with revenue and non-GAAP EPS that exceeded our guidance ranges. Our team continues to effectively manage ongoing supply chain constraints, and with continued strong demand trends, our outlook remains very positive.”
Second Quarter Fiscal Year 2022 Financial Highlights
GAAP Results
•Revenue for the second quarter of fiscal year 2022 was $566.6 million, compared to $453.8 million in the second quarter of fiscal year 2021.
•GAAP net income for the second quarter of fiscal year 2022 was $48.9 million, compared to GAAP net income of $35.4 million for the second quarter of fiscal year 2021.
•GAAP net income per diluted share for the second quarter of fiscal year 2022 was $1.30, compared to GAAP net income per diluted share of $0.94 for the second quarter of fiscal year 2021.
Non-GAAP Results
•Non-GAAP net income for the second quarter of fiscal year 2022 was $56.2 million, compared to non-GAAP net income of $41.5 million for the second quarter of fiscal year 2021.
•Non-GAAP net income per diluted share for the second quarter of fiscal year 2022 was $1.50, compared to non-GAAP net income per diluted share of $1.10 for the second quarter of fiscal year 2021.
Business Outlook
Based on information available as of January 31, 2022, Fabrinet is issuing guidance for its third fiscal quarter ending
March 25, 2022, as follows:
•Fabrinet expects third quarter revenue to be in the range of $560 million to $580 million.
•GAAP net income per diluted share is expected to be in the range of $1.30 to $1.37, based on approximately 37.6 million fully diluted shares outstanding.
•Non-GAAP net income per diluted share is expected to be in the range of $1.48 to $1.55, based on approximately 37.6 million fully diluted shares outstanding.
Conference Call Information

What:	Fabrinet Second Quarter Fiscal Year 2022 Financial Results Call
When:	Monday, January 31, 2022
Time:	5:00 p.m. ET
Live Call:	(888) 357-3694, domestic (253) 237-1137, international Conference ID: 9373655
Replay:	(855) 859-2056, domestic (404) 537-3406, international Conference ID: 9373655
Webcast:	http://investor.fabrinet.com/ (live and replay)

A recorded version of this webcast will be available approximately two hours after the call and accessible at http://investor.fabrinet.com. The webcast will be archived on Fabrinet’s website for a period of one year.
About Fabrinet
Fabrinet is a leading provider of advanced optical packaging and precision optical, electro-mechanical, and electronic manufacturing services to original equipment manufacturers of complex products, such as optical communication components, modules and subsystems, automotive components, medical devices, industrial lasers and sensors. Fabrinet offers a broad range of advanced optical and electro-mechanical capabilities across the entire manufacturing process, including process design and engineering, supply chain management, manufacturing, advanced packaging, integration, final assembly and testing. Fabrinet focuses on production of high complexity products in any mix and any volume. Fabrinet maintains engineering and manufacturing resources and facilities in Thailand, the United States of America, the People’s Republic of China, Israel and the
United Kingdom. For more information visit: www.fabrinet.com.
Forward-Looking Statements
“Safe Harbor” Statement Under U.S. Private Securities Litigation Reform Act of 1995
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include: (1) our optimism about continued strong demand; and (2) all of the statements under the “Business Outlook” section regarding our expected revenue, GAAP and non-GAAP net income per share, and fully diluted shares outstanding for the third quarter of fiscal year 2022. These forward-looking statements involve risks and uncertainties, and actual results could vary materially from these forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the effects of the COVID-19 pandemic on our business, particularly the possibility of (1) the growing global economic downturn, (2) extended shutdowns at any of our manufacturing facilities, especially if the pandemic intensifies or returns in various geographic areas, (3) continued disruption to our supply chain, which could increase our costs and affect our ability to procure parts and materials, especially if the pandemic intensifies or returns in various geographic areas, and (4) regional downward demand adjustments from our customers, particularly those in areas affected by the pandemic; less customer demand for our products and services than forecasted; less growth in the optical communications, industrial lasers and sensors markets than we forecast; difficulties expanding into additional markets, such as the semiconductor processing, biotechnology, metrology and materials processing markets; increased competition in the optical manufacturing services markets; difficulties in delivering products and services that compete effectively from a price and performance perspective; our reliance on a small number of customers and suppliers; difficulties in managing our operating costs; difficulties in managing and operating our business across multiple countries (including Thailand, the People’s Republic of China, Israel, the U.S. and the U.K.); and other important factors as described in reports and documents we file from time to time with the Securities and Exchange Commission (SEC), including the factors described under the section captioned “Risk Factors” in our Quarterly Report on Form 10-Q filed with the SEC on November 2, 2021. We disclaim any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.
Use of Non-GAAP Financials
We refer to the non-GAAP financial measures cited above in making operating decisions because they provide meaningful supplemental information regarding our ongoing operational performance. Non-GAAP net income excludes: share-based compensation expenses; depreciation of fair value uplift; amortization of intangibles; severance payment and others; other expenses in relation to reduction in workforce; and amortization of deferred debt issuance costs. We have excluded these items in order to enhance investors’ understanding of our underlying operations. The use of these non-GAAP financial measures has material limitations because they should not be used to evaluate our company without reference to their corresponding GAAP financial measures. As such, we compensate for these material limitations by using these non-GAAP financial measures in conjunction with GAAP financial measures.
These non-GAAP financial measures are used to: (1) measure company performance against historical results, (2) facilitate comparisons to our competitors’ operating results, and (3) allow greater transparency with respect to information used by management in making financial and operational decisions. In addition, these non-GAAP financial measures are used to measure company performance for the purposes of determining employee incentive plan compensation.
Investor Contact:
Garo Toomajanian
ir@fabrinet.com

FABRINET
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

(in thousands of U.S. dollars, except share data and par value)	December 24, 2021	June 25, 2021
Assets
Current assets
Cash and cash equivalents	$276,531	$302,969
Short-term restricted cash	157	—
Short-term investments	243,339	244,963
Trade accounts receivable, net of allowance for doubtful accounts of $70 and $100, respectively	384,725	336,547
Contract assets	13,148	11,878
Inventories	484,873	422,133
Prepaid expenses	8,765	11,398
Other current assets	28,449	22,619
Total current assets	1,439,987	1,352,507
Non-current assets
Long-term restricted cash	157	154
Property, plant and equipment, net	290,683	241,129
Intangibles, net	3,878	4,371
Operating right-of-use assets	5,478	6,699
Deferred tax assets	10,025	9,428
Other non-current assets	587	1,834
Total non-current assets	310,808	263,615
Total Assets	$1,750,795	$1,616,122
Liabilities and Shareholders’ Equity
Current liabilities
Long-term borrowings, current portion, net	$12,156	$12,156
Trade accounts payable	391,176	346,555
Fixed assets payable	28,740	19,206
Contract liabilities	1,894	1,680
Operating lease liabilities, current portion	2,631	2,593
Income tax payable	2,200	3,612
Accrued payroll, bonus and related expenses	18,382	20,464
Accrued expenses	19,826	17,134
Other payables	23,032	20,958
Total current liabilities	500,037	444,358
Non-current liabilities
Long-term borrowings, non-current portion, net	21,279	27,358
Deferred tax liability	5,082	5,107
Operating lease liability, non-current portion	2,581	3,850
Severance liabilities	19,834	19,485
Other non-current liabilities	2,791	3,444
Total non-current liabilities	51,567	59,244
Total Liabilities	551,604	503,602
Commitments and contingencies
Shareholders’ equity
Preferred shares (5,000,000 shares authorized, $0.01 par value; no shares issued and outstanding as of December 24, 2021 and June 25, 2021)	—	—
Ordinary shares (500,000,000 shares authorized, $0.01 par value; 39,008,996 shares and 38,749,045 shares issued at December 24, 2021 and June 25, 2021, respectively; and 36,987,138 shares and 36,765,456 shares outstanding at December 24, 2021 and June 25, 2021, respectively)	390	388
Additional paid-in capital	185,940	189,445
Less: Treasury shares (2,021,858 shares and 1,983,589 shares as of December 24, 2021 and June 25, 2021 respectively)	(91,776)	(87,343)
Accumulated other comprehensive income (loss)	(5,189)	(6,266)
Retained earnings	1,109,826	1,016,296
Total Shareholders’ Equity	1,199,191	1,112,520
Total Liabilities and Shareholders’ Equity	$1,750,795	$1,616,122

FABRINET
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (unaudited)

	Three Months Ended		Six Months Ended
(in thousands of U.S. dollars, except per share data)	December 24, 2021	December 25, 2020	December 24, 2021	December 25, 2020
Revenues	$566,633	$453,827	$1,109,955	$890,466
Cost of revenues	(497,262)	(400,806)	(976,987)	(786,965)
Gross profit	69,371	53,021	132,968	103,501
Selling, general and administrative expenses	(17,791)	(17,156)	(38,378)	(34,019)
Expenses related to reduction in workforce	(135)	—	(135)	—
Operating income	51,445	35,865	94,455	69,482
Interest income	295	1,111	1,056	2,215
Interest expense	(238)	(265)	(274)	(516)
Foreign exchange gain (loss), net	(364)	(533)	1,408	(405)
Other income (expense), net	(1,055)	158	(1,315)	279
Income before income taxes	50,083	36,336	95,330	71,055
Income tax expense	(1,204)	(952)	(1,800)	(2,620)
Net income	48,879	35,384	93,530	68,435
Other comprehensive income (loss), net of tax:
Change in net unrealized gain (loss) on available-for-sale securities	(947)	(42)	(1,160)	(367)
Change in net unrealized gain (loss) on derivative instruments	3,294	2,385	2,077	(823)
Change in net retirement benefits plan – prior service cost	126	50	324	223
Change in foreign currency translation adjustment	—	(146)	(164)	457
Total other comprehensive income (loss), net of tax	2,473	2,247	1,077	(510)
Net comprehensive income (loss)	$51,352	$37,631	$94,607	$67,925
Earnings per share
Basic	$1.32	$0.96	$2.53	$1.86
Diluted	$1.30	$0.94	$2.50	$1.83
Weighted-average number of ordinary shares outstanding (thousands of shares)
Basic	37,017	36,936	36,947	36,877
Diluted	37,552	37,551	37,440	37,467

FABRINET
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)

	Six Months Ended
(in thousands of U.S. dollars)	December 24, 2021	December 25, 2020
Cash flows from operating activities
Net income for the period	$93,530	$68,435
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	19,114	17,650
Gain on disposal of property, plant and equipment	(135)	(24)
Gain from sales and maturities of available-for-sale securities	(13)	(86)
Amortization of investment discount	2,079	1,003
Amortization of deferred debt issuance costs	16	16
(Reversal of) allowance for doubtful accounts	(30)	(321)
Unrealized gain on exchange rate and fair value of foreign currency forward contracts	(673)	(290)
Amortization of fair value at hedge inception of interest rate swaps	(513)	(695)
Share-based compensation	15,978	11,878
Deferred income tax	(986)	(461)
Other non-cash expenses	268	(657)
Changes in operating assets and liabilities
Trade accounts receivable	(48,046)	(45,410)
Contract assets	(1,270)	(2,967)
Inventories	(62,740)	(62,211)
Other current assets and non-current assets	(5,568)	(11,983)
Trade accounts payable	44,078	45,179
Contract liabilities	214	248
Income tax payable	(1,323)	548
Severance liabilities	1,708	1,350
Other current liabilities and non-current liabilities	1,880	20,112
Net cash provided by operating activities	57,568	41,314
Cash flows from investing activities
Purchase of short-term investments	(78,786)	(126,701)
Proceeds from sales of short-term investments	19,463	57,486
Proceeds from maturities of short-term investments	57,721	68,807
Purchase of property, plant and equipment	(51,917)	(22,693)
Purchase of intangibles	(446)	(1,271)
Proceeds from disposal of property, plant and equipment	188	26
Net cash used in investing activities	(53,777)	(24,346)
Cash flows from financing activities
Repayment of long-term borrowings	(6,094)	(6,094)
Repayment of finance lease liability	—	(100)
Repurchase of ordinary shares	(4,198)	(7,074)
Withholding tax related to net share settlement of restricted share units	(19,481)	(10,361)
Net cash used in financing activities	(29,773)	(23,629)
Net decrease in cash, cash equivalents and restricted cash	$(25,982)	$(6,661)
Movement in cash, cash equivalents and restricted cash
Cash, cash equivalents and restricted cash at the beginning of period	$303,123	$232,832
Decrease in cash, cash equivalents and restricted cash	(25,982)	(6,661)
Effect of exchange rate on cash, cash equivalents and restricted cash	(296)	605
Cash, cash equivalents and restricted cash at the end of period	$276,845	$226,776
Non-cash investing and financing activities
Construction, software and equipment-related payables	$28,740	$7,748

FABRINET
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited) (Continued)
The following table provides a reconciliation of cash, cash equivalents and restricted cash reported within the unaudited condensed consolidated balance sheets that sum to the total of the same amounts shown in the unaudited condensed consolidated statements of cash flows:

(amount in thousands)	As of December 24, 2021	As of December 25, 2020
Cash and cash equivalents	$276,531	$219,221
Restricted cash	314	7,555
Cash, cash equivalents and restricted cash	$276,845	$226,776

FABRINET
RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

	Three Months Ended				Six Months Ended
	December 24, 2021		December 25, 2020		December 24, 2021		December 25, 2020
(in thousands of U.S. dollars, except share data and par value)	Net income	Diluted EPS	Net income	Diluted EPS	Net income	Diluted EPS	Net income	Diluted EPS
GAAP measures	$48,879	$1.30	$35,384	$0.94	$93,530	$2.50	$68,435	$1.83
Items reconciling GAAP net income & EPS to non-GAAP net income & EPS:
Related to cost of revenues:
Share-based compensation expenses	1,421	0.04	1,592	0.04	3,396	0.09	3,417	0.09
Depreciation of fair value uplift	—	—	83	0.00	92	0.00	167	0.00
Total related to gross profit	1,421	0.04	1,675	0.04	3,488	0.09	3,584	0.10
Related to selling, general and administrative expenses:
Share-based compensation expenses	5,265	0.14	4,259	0.11	12,582	0.33	8,461	0.23
Amortization of intangibles	108	0.00	124	0.00	227	0.01	255	0.01
Severance payment and others	355	0.01	—	—	355	0.01	—	—
Total related to selling, general and administrative expenses	5,728	0.15	4,383	0.12	13,164	0.35	8,716	0.23
Related to other incomes and other expenses:
Other expenses in relation to reduction in workforce	135	0.00	—	—	135	0.01	—	—
Amortization of deferred debt issuance costs	8	0.00	8	0.00	16	0.00	16	0.00
Total related to other incomes and other expenses	143	0.00	8	0.00	151	0.01	16	0.00
Total related to net income & EPS	7,292	0.19	6,066	0.16	16,803	0.45	12,316	0.33
Non-GAAP measures	$56,171	$1.50	$41,450	$1.10	$110,333	$2.95	$80,751	$2.16
Shares used in computing diluted net income per share
GAAP diluted shares		37,552		37,551		37,440		37,467
Non-GAAP diluted shares		37,552		37,551		37,440		37,467

FABRINET
RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOW

(amount in thousands)	Three Months Ended		Six Months Ended
	December 24, 2021	December 25, 2020	December 24, 2021	December 25, 2020
Net cash provided by operating activities	$18,553	$6,808	$57,568	$41,314
Less: Purchase of property, plant and equipment	(17,301)	(10,121)	(51,917)	(22,693)
Non-GAAP free cash flow	$1,252	$(3,313)	$5,651	$18,621

FABRINET
GUIDANCE FOR QUARTER ENDING MARCH 25, 2022
RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

Diluted EPS
GAAP net income per diluted share:	$1.30 to $1.37
Related to cost of revenues:
Share-based compensation expenses	0.04
Total related to gross profit	0.04
Related to selling, general and administrative expenses:
Share-based compensation expenses	0.14
Total related to selling, general and administrative expenses	0.14
Total related to net income & EPS	0.18
Non-GAAP net income per diluted share	$1.48 to $1.55